UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-08246

Exact name of registrant as specified in charter:	Delaware Investments® Global
Dividend and Income Fund, Inc.

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	August 31, 2009

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Investments® Global Dividend and Income Fund, Inc.

August 31, 2009

	Number of	Value
	Shares	(U.S. $)
Common Stock – 66.92%❖
Consumer Discretionary – 9.26%
Autoliv	6,700	$214,869
=P†Avado Brands	272	0
±*Bayerische Motoren Werke	5,354	244,670
Cablevision Systems	200	4,468
†DIRECTV Group	250	6,190
±*Don Quijote	10,400	248,968
±Esprit Holdings	33,773	205,492
Gap	18,900	371,385
Mattel	16,300	293,237
±*PPR	1,884	219,354
±Publicis Groupe	5,022	185,122
±Round One	13,801	125,040
±Techtronic Industries	241,000	236,790
±Toyota Motor	4,721	201,287
±Vivendi	8,360	238,673
±WPP Group	13,338	111,580
±Yue Yuen Industrial Holdings	41,500	109,633
		3,016,758
Consumer Staples – 7.74%
Archer-Daniels-Midland	10,800	311,364
±*Coca-Cola Amatil	28,713	240,100
CVS Caremark	8,800	330,176
±@Greggs	24,133	159,442
Heinz (H.J.)	6,200	238,700
*Kimberly-Clark	4,400	266,024
Kraft Foods Class A	9,500	269,325
±*Metro	3,889	211,685
±Parmalat	95,373	245,278
Safeway	13,100	249,555
		2,521,649
Diversified REITs – 0.73%
*Digital Realty Trust	1,200	52,296
Liberty Property Trust	2,100	68,817
Vornado Realty Trust	1,715	98,647
*Washington Real Estate Investment Trust	675	18,198
		237,958
Energy – 4.88%
±BP	24,745	212,093
Chevron	3,900	272,766
ConocoPhillips	5,800	261,174
Marathon Oil	8,800	271,656
Petroleo Brasileiro ADR	6,100	202,520
±*Total	3,636	208,662
†Transocean	2,100	159,264
		1,588,135
Financials – 6.81%
Allstate	13,100	385,009
±*AXA	8,488	193,897
±Banco Santander	15,213	234,239
Bank of New York Mellon	9,700	287,217

Blackstone Group	1,000	12,890
±Mitsubishi UFJ Financial Group	49,039	311,771
±Nordea Bank FDR	22,625	236,869
±Standard Chartered	9,422	212,815
Travelers	6,800	342,856
		2,217,563
Health Care – 8.18%
±Astellas Pharma	5,600	223,843
±AstraZeneca	2,196	101,937
Bristol-Myers Squibb	12,200	269,986
=Cardinal Health	8,300	206,089
Johnson & Johnson	4,200	253,848
Merck	9,100	295,112
±Novartis	5,632	261,599
±Novo-Nordisk Class B	2,634	160,717
Pfizer	16,300	272,210
Quest Diagnostics	4,500	242,820
±Sanofi-Aventis	1,583	107,798
Wyeth	5,600	267,960
		2,663,919
Health Care REITs – 1.03%
HCP	2,600	74,048
Health Care REIT	1,975	84,352
Nationwide Health Properties	1,800	57,384
Omega Healthcare Investors	1,600	27,056
Ventas	2,325	91,164
		334,004
Hotel REIT – 0.15%
Host Hotels & Resorts	4,750	47,358
		47,358
Industrial REITs – 0.14%
AMB Property	685	15,639
DCT Industrial Trust	1,900	10,032
ProLogis	1,800	20,016
		45,687
Industrials – 8.11%
±Asahi Glass	25,000	217,457
±*Cie de Saint-Gobain	5,184	234,243
†Delta Air Lines	1	7
±Deutsche Post	13,263	229,142
±Finmeccanica	13,224	211,662
†Flextronics International	1,000	5,930
Grupo Aeroportuario del Centro Norte ADR	1,200	13,680
±Koninklijke Philips Electronics	10,464	236,587
†Mobile Mini	363	6,436
Northrop Grumman	5,500	268,455
=P†PT Holdings	100	1
±Singapore Airlines	18,550	165,694
±Singapore Airport Terminal Services	13,542	23,234
±Teleperformance	8,116	279,660
±Tomkins	74,029	213,239
Vale ADR	5,500	105,655
±*Vallourec	1,239	188,834
*Waste Management	8,100	242,433
		2,642,349
Information Technology – 6.54%
†CGI Group Class A	38,686	400,041
Intel	19,300	392,176
International Business Machines	3,300	389,565
Motorola	41,400	297,252
±Nokia	15,331	215,244
±Samsung Electronics	179	110,367

Xerox	37,500	324,375
		2,129,020
Mall REITs – 0.65%
*Macerich	2,299	65,889
*Simon Property Group	2,283	145,245
		211,134
Materials – 3.22%
*Agrium	4,500	214,695
duPont (E.I.) deNemours	10,500	335,265
±Lafarge	3,279	279,472
±Linde	2,167	219,003
		1,048,435
Mortgage REITs – 0.21%
Annaly Capital Management	400	6,936
Chimera Investment	4,900	18,620
†Cypress Sharpridge Investments	3,000	42,000
		67,556
Multifamily REITs – 0.56%
Apartment Investment & Management	2,932	35,682
BRE Properties	1,000	28,270
Camden Property Trust	1,440	52,848
Equity Residential	2,400	65,544
		182,344
Office REITs – 0.97%
*Alexandria Real Estate Equities	700	38,997
*Boston Properties	800	48,464
Brandywine Realty Trust	2,300	24,403
Highwoods Properties	1,400	41,118
Kilroy Realty	800	22,168
*Mack-Cali Realty	4,400	140,932
		316,082
Real Estate Management & Development – 0.19%
†Starwood Property Trust	3,200	63,328
		63,328
Self-Storage REIT – 0.25%
Public Storage	1,150	81,133
		81,133
Shopping Center REITs – 0.20%
Federal Realty Investment Trust	100	6,237
Kimco Realty	3,200	40,160
Ramco-Gershenson Properties Trust	1,700	17,884
		64,281
Specialty REITs – 0.32%
Entertainment Properties Trust	300	9,408
*Plum Creek Timber	1,520	46,041
Potlatch	1,730	50,343
		105,792
Telecommunications – 4.30%
AT&T	9,600	250,080
†Century Communications	125,000	0
Chunghwa Telecom ADR	11,077	189,417
±*France Telecom	6,710	170,673
Frontier Communications	4,600	32,706
*†Leap Wireless International	150	2,474
†MetroPCS Communications	350	2,786
±Telstra	36,770	101,240
TELUS	3,533	109,569
Verizon Communications	8,900	276,255
±Vodafone Group	121,786	263,614
		1,398,814
Utilities – 2.48%
Edison International	9,300	310,713

*†Mirant		53	893
±National Grid		22,747	218,740
NorthWestern		700	16,793
Progress Energy		6,600	260,898
			808,037
Total Common Stock (cost $23,579,096)			21,791,336

Convertible Preferred Stock – 2.26%
Banking, Finance & Insurance – 0.53%
Aspen Insurance Holdings 5.625% exercise price $29.28, expiration date 12/31/49		3,400	166,600
@Fannie Mae 8.75% exercise price $32.45, expiration date 5/13/11		1,500	4,485
			171,085
Cable, Media & Publishing – 0.27%
#Interpublic Group 144A 5.25% exercise price $13.66, expiration date 12/31/49		140	89,635
			89,635
Energy – 0.31%
El Paso Energy Capital Trust I 4.75% exercise price $41.59, expiration date 3/31/28		1,950	62,049
Whiting Petroleum 6.25% exercise price $43.42, expiration date 12/31/49		300	38,400
			100,449
Health Care & Pharmaceuticals – 0.52%
Mylan 6.50% exercise price $17.08, expiration date 11/15/10		100	96,995
Schering-Plough 6.00% exercise price $33.69, expiration date 8/13/10		300	72,731
			169,726
Real Estate – 0.15%
Nationwide Health Properties Services B 7.75% exercise price $22.20, expiration date 12/31/49		350	50,194
			50,194
Telecommunications – 0.48%
Crown Castle International 6.50% exercise price $36.88, expiration date 8/15/12		1,350	68,344
Lucent Technologies Capital Trust I 7.75% exercise price $24.80, expiration date 3/15/17		120	87,630
			155,974
Total Convertible Preferred Stock (cost $870,784)			737,063

Preferred Stock – 0.07%
Banking, Finance & Insurance – 0.06%
•PNC Financial Services Group 8.25%		20,000	18,246
			18,246
Industrials – 0.00%
=†Port Townsend		20	0
			0
Real Estate – 0.01%
†W2007 Grace Acquisitions I 8.75%		10,000	5,000
			5,000
Total Preferred Stock (cost $282,147)			23,246

		Principal
		Amount°
Agency Mortgage-Backed Security – 0.87%
Fannie Mae S.F. 30 yr TBA 4.50% 9/1/39	USD	280,000	281,487
Total Agency Mortgage-Backed Security (cost $276,456)			281,487

Convertible Bonds – 10.39%
Aerospace & Defense – 0.56%
#AAR 144A 1.75% exercise price $29.43, expiration date 2/1/26		90,000	77,963
#L-3 Communications Holdings 144A 3.00% exercise price $100.14, expiration date 8/1/35		105,000	105,525
			183,488
Banking, Finance & Insurance – 0.15%
National City 4.00% exercise price $482.51, expiration date 2/1/11		50,000	50,250
			50,250
Basic Materials – 0.73%
Century Aluminum 1.75% exercise price $30.54, expiration date 8/1/24		5,000	4,388
Rayonier TRS Holdings 3.75% exercise price $54.81, expiration date 10/15/12		135,000	141,581
#Sino-Forest 144A 5.00% exercise price $20.29, expiration date 8/1/13		95,000	92,625
			238,594

Cable, Media & Publishing – 0.04%
Interpublic Group 4.25% exercise price $12.42, expiration date 3/15/23	15,000	13,838
		13,838
Computers & Technology – 1.75%
Advanced Micro Devices
6.00% exercise price $28.08, expiration date 5/1/15	70,000	47,250
#144A 6.00% exercise price $28.08, expiration date 5/1/15	165,000	111,374
Euronet Worldwide 3.50% exercise price $40.48, expiration date 10/15/25	165,000	152,212
Hutchinson Technology 3.25% exercise price $36.43, expiration date 1/15/26	120,000	80,250
#Intel 144A 3.25% exercise price $22.68, expiration date 8/1/39	30,000	32,063
Linear Technology 3.125% exercise price $47.33, expiration date 5/1/27	70,000	69,913
SanDisk 1.00% exercise price $82.35, expiration date 5/15/13	100,000	75,250
		568,312
Consumer Cyclical – 0.03%
Beazer Homes USA 4.625% exercise price $49.64, expiration date 6/15/24	12,000	9,960
		9,960
Electronics & Electrical Equipment – 0.10%
Flextronics International 1.00% exercise price $15.53, expiration date 8/1/10	35,000	33,863
		33,863
Energy – 0.48%
Chesapeake Energy 2.25% exercise price $85.89, expiration date 12/15/38	90,000	60,862
Peabody Energy 4.75% exercise price $58.44, expiration date 12/15/41	35,000	28,175
Transocean
1.50% exercise price $168.61, expiration date 12/15/37	35,000	33,031
1.625% exercise price $168.61, expiration date 12/15/37	35,000	34,213
		156,281
Environmental Services – 0.22%
Allied Waste Industries 4.25% exercise price $45.40, expiration date 4/15/34	71,000	71,000
		71,000
Health Care & Pharmaceuticals – 1.86%
#Allergan 144A 1.50% exercise price $63.33, expiration date 4/1/26	150,000	164,999
Amgen
0.375% exercise price $79.48, expiration date 2/1/13	85,000	84,363
#144A 0.375% exercise price $79.48, expiration date 2/1/13	60,000	59,550
fHologic 2.00% exercise price $38.59, expiration date 12/15/37	85,000	69,063
Inverness Medical Innovations 3.00% exercise price $43.98, expiration date 5/15/16	85,000	84,893
LifePoint Hospitals 3.50% exercise price $51.79, expiration date 5/14/14	40,000	33,250
Medtronic 1.625% exercise price $55.41, expiration date 4/15/13	110,000	109,037
		605,155
Leisure, Lodging & Entertainment – 0.26%
#International Game Technology 144A 3.25% exercise price $19.97, expiration date 5/1/14	65,000	83,200
		83,200
Real Estate – 1.33%
#Corporate Office Properties 144A 3.50% exercise price $53.12, expiration date 9/15/26	70,000	67,638
Developers Diversified Realty 3.00% exercise price $74.75, expiration date 3/15/12	15,000	12,863
#Digital Realty Trust 144A 5.50% exercise price $43.00, expiration date 4/15/29	90,000	105,524
@MeriStar Hospitality 9.50% exercise price $10.18, expiration date 4/1/10	85,000	87,253
ProLogis 2.25% exercise price $75.98, expiration date 4/1/37	110,000	95,287
Vornado Realty Trust 2.85% exercise price $159.04, expiration date 3/15/27	70,000	64,400
		432,965
Retail – 0.16%
Pantry 3.00% exercise price $50.09, expiration date 11/15/12	65,000	53,463
		53,463
Telecommunications – 2.05%
Alaska Communications System Group 5.75% exercise price $12.90, expiration date 3/1/13	105,000	93,450
Level 3 Communications 5.25% exercise price $3.98, expiration date 12/15/11	105,000	91,613
NII Holdings 3.125% exercise price $118.32, expiration date 6/15/12	155,000	132,137
Qwest Communications International 3.50% exercise price $5.12, expiration date 11/15/25	160,000	159,199
#SBA Communications 144A 4.00% exercise price $30.38, expiration date 10/1/14	65,000	67,438
#Virgin Media 144A 6.50% exercise price $19.22, expiration date 11/15/16	134,000	122,107
		665,944

Transportation – 0.30%
Bristow Group 3.00% exercise price $77.34, expiration date 6/15/38	120,000	98,100
		98,100
Utilities – 0.37%
Dominion Resources 2.125% exercise price $36.14, expiration date 12/15/23	110,000	119,488
		119,488
Total Convertible Bonds (cost $3,461,273)		3,383,901

Corporate Bonds – 23.28%
Banking – 1.52%
•BAC Capital Trust XIV 5.63% 12/31/49	35,000	21,963
BB&T Capital Trust I 5.85% 8/18/35	5,000	4,075
BB&T Capital Trust II 6.75% 6/7/36	5,000	4,188
Capital One Capital V 10.25% 8/15/39	30,000	30,576
•Citigroup Capital XXI 8.30% 12/21/57	15,000	12,788
#GMAC 144A
6.00% 12/15/11	30,000	27,000
6.625% 5/15/12	17,000	15,130
6.875% 9/15/11	50,000	46,624
6.875% 8/28/12	42,000	36,960
JPMorgan Chase Capital XXV 6.80% 10/1/37	202,000	190,935
@Popular North America Capital Trust I 6.564% 9/15/34	20,000	14,721
•USB Capital IX 6.189% 4/15/49	25,000	18,250
•Wells Fargo Capital XIII 7.70% 12/29/49	45,000	39,375
Zions Bancorporation
5.50% 11/16/15	15,000	11,414
6.00% 9/15/15	30,000	21,665
		495,664
Basic Industry – 2.65%
ArcelorMittal 6.125% 6/1/18	72,000	69,027
California Steel Industries 6.125% 3/15/14	30,000	27,525
Domtar 7.125% 8/15/15	50,000	48,375
#FMG Finance 144A 10.625% 9/1/16	20,000	21,500
Freeport McMoRan Copper & Gold 8.25% 4/1/15	31,000	32,353
Georgia-Pacific
7.70% 6/15/15	15,000	14,625
8.875% 5/15/31	32,000	30,720
Huntsman International
7.375% 1/1/15	25,000	21,625
7.875% 11/15/14	25,000	22,375
Innophos 8.875% 8/15/14	45,000	43,875
@#Innophos Holdings 144A 9.50% 4/15/12	30,000	28,350
International Coal Group 10.25% 7/15/14	25,000	21,250
#MacDermid 144A 9.50% 4/15/17	78,000	65,910
Nalco 8.875% 11/15/13	50,000	50,750
•Noranda Aluminum Acquisition PIK 5.413% 5/15/15	41,469	25,503
Norske Skog Canada 8.625% 6/15/11	40,000	23,600
#Novelis 144A 11.50% 2/15/15	15,000	14,588
=@Port Townsend 7.32% 8/27/12	29,312	21,251
@Potlatch 12.50% 12/1/09	88,000	88,654
Rockwood Specialties Group 7.50% 11/15/14	50,000	48,500
Ryerson
•7.858% 11/1/14	25,000	21,375
12.00% 11/1/15	10,000	9,250
#Sappi Papier Holding 144A 6.75% 6/15/12	35,000	29,085
#Steel Dynamics 144A 8.25% 4/15/16	50,000	49,375
#Teck Resources 144A
10.25% 5/15/16	15,000	16,650
10.75% 5/15/19	15,000	17,156
		863,247
Brokerage – 0.70%
Goldman Sachs Group 6.75% 10/1/37	185,000	185,800
LaBranche 11.00% 5/15/12	46,000	42,953
		228,753

Capital Goods – 1.55%
Associated Materials 9.75% 4/15/12	25,000	22,500
Building Materials Corporation of America 7.75% 8/1/14	25,000	23,625
#BWAY 144A 10.00% 4/15/14	30,000	31,275
*#Case New Holland 144A 7.75% 9/1/13	20,000	19,800
*#CPM Holdings 144A 10.625% 9/1/14	5,000	5,075
Crown Americas Capital 7.625% 11/15/13	25,000	25,000
Eastman Kodak 7.25% 11/15/13	25,000	19,688
Graham Packaging Capital 9.875% 10/15/14	60,000	60,000
Graphic Packaging International
9.50% 8/15/13	75,000	75,562
#144A 9.50% 6/15/17	15,000	15,450
@Intertape Polymer 8.50% 8/1/14	26,000	17,680
Moog 7.25% 6/15/18	30,000	28,650
#Plastipak Holdings 144A
8.50% 12/15/15	20,000	19,200
10.625% 8/15/19	10,000	10,500
Pregis 12.375% 10/15/13	15,000	13,575
RBS Global/Rexnord
9.50% 8/1/14	15,000	13,875
*11.75% 8/1/16	25,000	21,125
Solo Cup 8.50% 2/15/14	30,000	27,675
Thermadyne Holdings 10.50% 2/1/14	30,000	24,075
USG
6.30% 11/15/16	25,000	20,125
#144A 9.75% 8/1/14	10,000	10,325
		504,780
Consumer Cyclical – 2.26%
#Allison Transmission 144A 11.00% 11/1/15	40,000	36,199
Beazer Homes USA 8.625% 5/15/11	10,000	8,450
Burlington Coat Factory Warehouse 11.125% 4/15/14	15,000	14,138
Carrols 9.00% 1/15/13	10,000	9,775
Denny's Holdings 10.00% 10/1/12	15,000	15,113
#Expedia 144A 8.50% 7/1/16	25,000	25,438
*Ford Motor 7.45% 7/16/31	40,000	30,800
Ford Motor Credit
7.25% 10/25/11	20,000	18,816
7.80% 6/1/12	100,000	92,559
*8.00% 6/1/14	10,000	9,221
Goodyear Tire & Rubber
*9.00% 7/1/15	25,000	25,500
10.50% 5/15/16	10,000	10,725
Interface
9.50% 2/1/14	5,000	4,794
#144A 11.375% 11/1/13	5,000	5,331
#Invista 144A 9.25% 5/1/12	25,000	24,656
#Landry's Restaurants 144A 14.00% 8/15/11	15,000	15,019
Levi Strauss 9.75% 1/15/15	33,000	33,908
M/I Homes 6.875% 4/1/12	20,000	18,500
Macy's Retail Holdings
8.875% 7/15/15	30,000	30,531
10.625% 11/1/10	10,000	10,262
Meritage Homes
6.25% 3/15/15	5,000	4,325
7.00% 5/1/14	25,000	22,125
Mobile Mini 6.875% 5/1/15	30,000	26,700
Mohawk Industries 6.875% 1/15/16	20,000	18,790
New Albertsons 7.25% 5/1/13	10,000	9,800
*OSI Restaurant Partners 10.00% 6/15/15	22,000	18,260
*Rite Aid 9.375% 12/15/15	40,000	29,600
Ryland Group 8.40% 5/15/17	20,000	20,400
*Sally Holdings Capital 10.50% 11/15/16	50,000	52,124

#Sealy Mattress 144A 10.875% 4/15/16	10,000	10,800
Tenneco 8.625% 11/15/14	35,000	30,975
Toys R Us
7.625% 8/1/11	20,000	19,000
7.875% 4/15/13	15,000	12,863
#Toys R Us Property 144A 10.75% 7/15/17	20,000	20,400
		735,897
Consumer Non-Cyclical – 1.16%
#Alliance One International 144A 10.00% 7/15/16	30,000	29,776
Bausch & Lomb 9.875% 11/1/15	30,000	30,224
Cornell 10.75% 7/1/12	15,000	15,244
DJO Finance 10.875% 11/15/14	20,000	19,300
#Dole Foods 144A 13.875% 3/15/14	20,000	22,900
Elan Finance 7.75% 11/15/11	25,000	24,375
#Ingles Markets 144A 8.875% 5/15/17	20,000	20,150
Inverness Medical Innovations 9.00% 5/15/16	25,000	24,938
Iron Mountain 8.00% 6/15/20	30,000	29,137
#JBS USA Finance 144A 11.625% 5/1/14	25,000	26,374
JohnsonDiversey Holdings 10.67% 5/15/13	25,000	23,500
LVB Acquisition
11.625% 10/15/17	15,000	15,938
PIK 10.375% 10/15/17	15,000	15,713
#M-Foods Holdings 144A 9.75% 10/1/13	10,000	10,175
Smithfield Foods
7.75% 5/15/13	20,000	16,600
#144A 10.00% 7/15/14	25,000	25,625
Supervalu 8.00% 5/1/16	5,000	4,944
Universal Hospital Services PIK 8.50% 6/1/15	20,000	19,400
Yankee Acquisition 8.50% 2/15/15	5,000	4,550
		378,863
Energy – 2.65%
AmeriGas Partners 7.125% 5/20/16	7,000	6,738
Berry Petroleum 10.25% 6/1/14	15,000	15,731
Chesapeake Energy
6.375% 6/15/15	45,000	41,231
9.50% 2/15/15	10,000	10,250
Complete Production Service 8.00% 12/15/16	25,000	21,563
Copano Energy Finance 7.75% 6/1/18	30,000	27,900
Denbury Resources
7.50% 4/1/13	5,000	4,975
9.75% 3/1/16	15,000	15,863
Dynegy Holdings 7.75% 6/1/19	30,000	21,450
El Paso
6.875% 6/15/14	21,000	20,590
7.00% 6/15/17	5,000	4,725
#El Paso Performance-Linked Trust 144A 7.75% 7/15/11	46,000	47,236
Enterprise Products Operating 9.75% 1/31/14	50,000	60,242
Forest Oil 7.25% 6/15/19	20,000	18,900
Geophysique-Veritas
7.50% 5/15/15	13,000	12,415
7.75% 5/15/17	36,000	34,200
#Helix Energy Solutions Group 144A 9.50% 1/15/16	35,000	33,075
#Hilcorp Energy I 144A
7.75% 11/1/15	7,000	6,493
9.00% 6/1/16	27,000	25,920
#Holly 144A 9.875% 6/15/17	15,000	15,038
Inergy Finance
6.875% 12/15/14	52,000	48,880
8.25% 3/1/16	20,000	19,900
Key Energy Services 8.375% 12/1/14	40,000	36,400
Mariner Energy 8.00% 5/15/17	60,000	53,399
MarkWest Energy Partners/Finance 8.75% 4/15/18	20,000	19,100

Massey Energy 6.875% 12/15/13		62,000	58,589
OPTI Canada
7.875% 12/15/14		30,000	19,350
8.25% 12/15/14		8,000	5,240
PetroHawk Energy
7.875% 6/1/15		15,000	14,625
9.125% 7/15/13		17,000	17,340
Petroleum Development 12.00% 2/15/18		30,000	28,050
Quicksilver Resources 11.75% 1/1/16		30,000	31,950
Regency Energy Partners 8.375% 12/15/13		13,000	12,838
#SandRidge Energy 144A 9.875% 5/15/16		30,000	30,150
Whiting Petroleum 7.25% 5/1/13		22,000	21,890
			862,236
Finance & Investments – 2.14%
Cardtronics 9.25% 8/15/13		67,000	65,660
@GE Capital UK Funding 4.625% 1/18/16	GBP	114,000	175,680
General Electric Capital
•1.91% 2/2/11	NOK	1,000,000	160,243
@5.125% 1/28/14	SEK	1,000,000	141,657
International Lease Finance
5.25% 1/10/13	USD	20,000	15,441
5.35% 3/1/12		5,000	4,126
5.55% 9/5/12		10,000	7,966
5.625% 9/20/13		25,000	19,237
6.375% 3/25/13		5,000	3,926
6.625% 11/15/13		15,000	11,625
MetLife 6.40% 12/15/36		55,000	43,863
@#Nuveen Investments 144A 10.50% 11/15/15		62,000	46,810
			696,234
Media – 1.50%
Affinion Group 11.50% 10/15/15		15,000	14,475
Belo 6.75% 5/30/13		20,000	17,500
‡#Charter Communications Operating 144A
*10.00% 4/30/12		10,000	10,125
10.375% 4/30/14		15,000	15,263
12.875% 9/15/14		80,000	87,199
#CSC Holdings 144A 8.50% 6/15/15		30,000	30,450
#DISH DBS 144A 7.875% 9/1/19		30,000	29,738
Interpublic Group
6.25% 11/15/14		8,000	7,420
#144A 10.00% 7/15/17		10,000	10,500
Lamar Media
6.625% 8/15/15		45,000	39,600
*6.625% 8/15/15		15,000	13,500
LIN Television 6.50% 5/15/13		5,000	3,800
#Mediacom Capital 144A 9.125% 8/15/19		20,000	19,900
Nielsen Finance
10.00% 8/1/14		30,000	28,500
Ω12.50% 8/1/16		15,000	10,575
#144A 11.625% 2/1/14		5,000	4,988
#Rainbow National Services 144A 10.375% 9/1/14		20,000	21,000
Sinclair Broadcast Group 8.00% 3/15/12		5,000	4,138
#Sirius XM Radio 144A 9.75% 9/1/15		5,000	5,025
#Terremark Worldwide 144A 12.00% 6/15/17		15,000	15,844
Videotron 9.125% 4/15/18		55,000	58,299
Visant Holding 8.75% 12/1/13		30,000	30,450
XM Satellite Radio Holdings PIK 10.00% 6/1/11		10,000	9,075
			487,364
Real Estate – 0.07%
Developers Diversified Realty 5.375% 10/15/12		25,000	22,725
			22,725

Services Cyclical – 1.69%
*ARAMARK 8.50% 2/1/15	33,000	32,175
Avis Budget Car Rental 7.75% 5/15/16	20,000	16,000
Delta Air Lines 7.92% 11/18/10	15,000	13,800
FTI Consulting 7.625% 6/15/13	5,000	4,925
Gaylord Entertainment
6.75% 11/15/14	20,000	16,950
8.00% 11/15/13	22,000	20,185
Global Cash Access 8.75% 3/15/12	40,000	39,500
#Harrah's Operating 144A 10.00% 12/15/18	20,000	14,100
#Harrahs Operating Escrow 144A 11.25% 6/1/17	50,000	51,124
Hertz
8.875% 1/1/14	24,000	23,100
*10.50% 1/1/16	20,000	19,800
MGM MIRAGE
*6.625% 7/15/15	10,000	7,225
*7.50% 6/1/16	25,000	18,000
*7.625% 1/15/17	20,000	14,400
#144A 11.125% 11/15/17	15,000	16,313
#144A 13.00% 11/15/13	40,000	44,800
@Northwest Airlines 10.00% 2/1/10	15,000	50
Pinnacle Entertainment 7.50% 6/15/15	50,000	43,750
@#Pokagon Gaming Authority 144A 10.375% 6/15/14	30,000	30,450
Royal Caribbean Cruises 6.875% 12/1/13	20,000	17,400
RSC Equipment Rental 9.50% 12/1/14	30,000	27,000
@#Seminole Indian Tribe of Florida 144A
7.804% 10/1/20	40,000	34,364
8.03% 10/1/20	20,000	17,380
#Shingle Springs Tribal Gaming Authority 144A 9.375% 6/15/15	40,000	28,600
		551,391
Services Non-Cyclical – 1.24%
Alliance Imaging 7.25% 12/15/12	30,000	28,200
Allied Waste North America 7.125% 5/15/16	10,000	10,414
Casella Waste Systems 9.75% 2/1/13	48,000	42,720
Community Health Systems 8.875% 7/15/15	15,000	15,131
HCA
9.25% 11/15/16	15,000	15,225
PIK 9.625% 11/15/16	78,000	78,975
•HealthSouth 7.218% 6/15/14	60,000	57,600
Psychiatric Solutions
7.75% 7/15/15	20,000	18,900
#144A 7.75% 7/15/15	10,000	9,200
Select Medical 7.625% 2/1/15	70,000	64,050
Tenet Healthcare 7.375% 2/1/13	30,000	27,750
•US Oncology Holdings PIK 6.904% 3/15/12	40,000	34,200
		402,365
Technology & Electronics – 0.69%
Anixter 10.00% 3/15/14	10,000	10,375
Avago Technologies Finance 10.125% 12/1/13	20,000	21,000
*First Data 9.875% 9/24/15	75,000	64,500
*Freescale Semiconductor 8.875% 12/15/14	45,000	30,600
Jabil Circuit 7.75% 7/15/16	15,000	14,831
Sanmina-SCI 8.125% 3/1/16	36,000	31,230
SunGard Data Systems 10.25% 8/15/15	35,000	34,825
#Unisys 144A 12.75% 10/15/14	15,000	15,469
		222,830
Telecommunications – 2.45%
Cincinnati Bell 7.00% 2/15/15	25,000	23,625
Cricket Communications 9.375% 11/1/14	47,000	44,533
Crown Castle International 9.00% 1/15/15	20,000	20,900
#DigitalGlobe 144A 10.50% 5/1/14	15,000	15,769
Hughes Network Systems 9.50% 4/15/14	52,000	53,040
#Intelsat Bermuda 144A 11.25% 2/4/17	75,000	71,250

Intelsat Jackson Holdings 11.25% 6/15/16		57,000	59,708
Level 3 Financing
9.25% 11/1/14		15,000	12,450
12.25% 3/15/13		15,000	14,700
Lucent Technologies 6.45% 3/15/29		42,000	28,770
MetroPCS Wireless 9.25% 11/1/14		32,000	31,560
Nextel Communications
6.875% 10/31/13		5,000	4,500
7.375% 8/1/15		100,000	85,874
#NII Capital 144A 10.00% 8/15/16		30,000	29,850
*#PAETEC Holding 144A 8.875% 6/30/17		15,000	14,363
#Qwest 144A 8.375% 5/1/16		20,000	20,300
Qwest Communications International 7.50% 2/15/14		15,000	14,550
Sprint Nextel 6.00% 12/1/16		35,000	29,575
Telecom Italia Capital 5.25% 10/1/15		98,000	101,787
Telesat Canada
11.00% 11/1/15		20,000	20,500
12.50% 11/1/17		20,000	20,700
Virgin Media Finance 8.75% 4/15/14		25,000	25,500
#Wind Acquisition Finance 144A 11.75% 7/15/17		50,000	54,500
			798,304
Utilities – 1.01%
AES
8.00% 10/15/17		11,000	10,588
8.00% 6/1/20		15,000	14,100
#144A 8.75% 5/15/13		6,000	6,120
#Calpine Construction Finance 144A 8.00% 6/1/16		30,000	30,000
*Edison Mission 7.00% 5/15/17		40,000	30,750
Elwood Energy 8.159% 7/5/26		85,265	75,038
Energy Future Holdings 10.875% 11/1/17		15,000	10,800
NRG Energy
7.375% 2/1/16		58,000	55,608
7.375% 1/15/17		5,000	4,775
Orion Power Holdings 12.00% 5/1/10		50,000	51,875
•Puget Sound Energy 6.974% 6/1/67		25,000	20,072
*Texas Competitive Electric Holdings 10.25% 11/1/15		30,000	20,025
			329,751
Total Corporate Bonds (cost $7,400,216)			7,580,404

Foreign Agency – 0.98%
Germany – 0.98%
KFW 3.50% 7/4/21	EUR	228,000	319,823
Total Foreign Agency (cost $274,881)			319,823

Regional Agencies – 0.96%
Australia – 0.96%
New South Wales Treasury 6.00% 5/1/12	AUD	240,000	206,500
Queensland Treasury 6.00% 8/14/13	AUD	125,000	107,339
Total Regional Agencies (cost $300,678)			313,839

«Senior Secured Loans – 0.41%
Chester Downs & Marina Term Tranche Loan 12.375% 12/31/16	USD	15,000	14,663
Talecris Biotherapeutics 2nd Lien 6.96% 12/6/14		55,000	53,212
Texas Competitive Electric Holdings Term Tranche loan B2 3.776% 10/10/14		24,797	18,901
Univision Communications Term Tranche Loan B 2.535% 9/29/14		60,000	47,266
Total Senior Secured Loans (cost $120,964)			134,042

Sovereign Debt – 2.29%
Brazil – 1.74%
Brazilian Government International Bond 8.50% 9/24/12	EUR	344,000	565,485
			565,485
Republic of Korea – 0.55%
Republic of Korea 4.25% 12/7/21	EUR	140,000	180,970
			180,970
Total Sovereign Debt (cost $729,848)			746,455

Supranational Banks – 16.13%
European Investment Bank
3.50% 4/15/16	EUR	1,300,000	1,900,849
6.00% 8/14/13	AUD	1,078,000	917,629
6.125% 1/23/17	AUD	73,000	61,255
6.25% 4/15/14	GBP	930,000	1,722,953
#144A 4.00% 5/15/14	NOK	960,000	160,059
Inter-American Development Bank 7.25% 5/24/12	NZD	189,000	137,888
International Bank for Reconstruction & Development
5.375% 12/15/14	NZD	349,000	233,724
8.75% 6/15/12	BRL	220,000	116,726
Total Supranational Banks (cost $5,166,441)			5,251,083

		Number of
		Shares
Exchange Traded Funds – 0.08%
Commodity Fund – 0.06%
*†SPDR Gold Trust		200	18,680
			18,680
Equity Fund – 0.02%
*ProShares UltraShort Real Estate		500	5,730
			5,730
Total Exchange Traded Funds (cost $30,437)			24,410

Limited Partnership – 0.07%
Brookfield Infrastructure Partners		1,600	24,256
Total Limited Partnership (cost $30,407)			24,256

Warrant – 0.00%
=†Port Townsend		20	0
Total Warrant (cost $480)			0

		Principal
		Amount°
≠Discount Note – 5.83%
Federal Home Loan Bank 0.081% 9/1/09	USD	1,898,005	1,898,005
Total Discount Note (cost $1,898,005)			1,898,005

Total Value of Securities Before Securities Lending Collateral – 130.54%
(cost $44,422,113)			42,509,350

		Number of
		Shares
Securities Lending Collateral** – 10.11%
Investment Companies
Mellon GSL DBT II Collateral Fund		1,756,733	1,756,733
BNY Mellon SL DBT II Liquidating Fund		1,557,067	1,533,555
@†Mellon GSL Reinvestment Trust II		78,121	8
Total Securities Lending Collateral (cost $3,391,921)			3,290,296

Total Value of Securities – 140.65%
(cost $47,814,034)			45,799,646 ©
Obligation to Return Securities Lending Collateral** – (10.42%)			(3,391,921)
Borrowing Under Line of Credit – (32.93%)			(10,725,000)
Receivables and Other Assets Net of Liabilities (See Notes) – 2.70%			880,592
Net Assets Applicable to 4,931,031 Shares Outstanding – 100.00%			$32,563,317

°Principal amount shown is stated in the currency in which each security is denominated.

AUD – Australian Dollar
BRL – Brazilian Real
CAD – Canadian Dollar
EUR – European Monetary Unit
GBP – British Pound Sterling
ILS – Israeli Shekel
KRW – South Korean Won
NOK – Norwegian Kroner
NZD – New Zealand Dollar
PLN – Polish Zloty
SEK – Swedish Krona
USD – United States Dollar

❖Securities have been classified by type of business.
@Illiquid security. At August 31, 2009, the aggregate amount of illiquid securities was $868,235, which represented 2.67% of the Fund’s net assets. See Note 6 in “Notes.”
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At August 31, 2009, the aggregate amount of fair valued securities was $227,341, which represented 0.70% of the Fund’s net assets. See Note 1 in "Notes."
∏Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At August 31, 2009, the aggregate amount of the restricted securities was $1 or 0.00% of the Fund's net assets. See Note 6 in “Notes.”
†Non income producing security.
•Variable rate security. The rate shown is the rate as of August 31, 2009.
±Security is being valued based on international fair value pricing. At August 31, 2009, the aggregate amount of international fair value priced securities was $9,027,460, which represented 27.72% of the Fund's net assets. See Note 1 in "Notes."
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At August 31, 2009, the aggregate amount of Rule 144A securities was $3,051,202 which represented 9.37% of the Fund’s net assets. See Note 6 in “Notes.”
‡Non income producing security. Security is currently in default.
fStep coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at August 31, 2009.
ΩStep coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.
≠The rate shown is the effective yield at the time of purchase.
*Fully or partially on loan.
**See Note 5 in “Notes.”
©Includes $3,286,744 of securities loaned.

Summary of Abbreviations:
ADR – American Depositary Receipt
FDR – Fiduciary Depositary Receipt
PIK – Payment-in-kind
REIT – Real Estate Investment Trust
S.F. – Single Family
SPDR – Standard & Poor’s Depositary Receipt
TBA – To Be Announced
yr – Year

The following foreign currency exchange contracts were outstanding at August 31, 2009:

Foreign Currency Exchange Contracts1

					Unrealized
					Appreciation
Contracts to Receive		In Exchange For		Settlement Date	(Depreciation)
AUD	186,154	USD	(156,426)	9/30/09	$558
BRL	954,785	USD	(520,603)	9/30/09	(16,665)
CAD	1,520,698	USD	(1,414,734)	9/30/09	(25,472)
EUR	1,385,353	USD	(1,984,352)	9/30/09	2,034
GBP	301,658	USD	(497,187)	9/30/09	(6,155)
GBP	145,663	USD	(240,116)	9/30/09	(3,008)
ILS	91,560	USD	(24,000)	11/20/09	162
KRW	34,074,000	USD	(27,406)	9/30/09	(134)
NOK	6,208,371	USD	(1,035,711)	9/30/09	(4,796)
NZD	897,650	USD	(615,985)	9/30/09	(1,221)
PLN	310,992	USD	(108,352)	9/30/09	136
SEK	6,984,919	USD	(991,808)	9/30/09	(10,354)
					$(64,915)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 4 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by Delaware Investments® Global Dividend and Income Fund, Inc. (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and the ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. U.S. Government and agency securities are valued at the mean between the bid and ask prices. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment companies are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, index swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Directors (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended November 30, 2005 – November 30, 2008), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Distributions – The Fund has a managed distribution policy. Under the policy, the Fund declares and pays monthly distributions and is managed with a goal of generating as much of the distribution as possible from ordinary income (net investment income and short-term capital gains). The balance of the distribution then comes from long-term capital gains to the extent permitted and, if necessary, a return of capital.

Repurchase Agreements – The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At August 31, 2009, the Fund held no investments in repurchase agreements.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends and interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on ex-dividend date as an estimate, subject to reclassification upon notice of the character of such distributions by the issuer.

2. Investments
At August 31, 2009, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At August 31, 2009, the cost of investments and unrealized appreciation (depreciation) for the Fund was as follows:

Cost of investments	$48,306,020
Aggregate unrealized appreciation	2,316,220
Aggregate unrealized depreciation	(4,822,594)
Net unrealized depreciation	$(2,506,374)

For federal income tax purposes, at November 30, 2008, capital loss carryforward of $6,164,872 may be carried forward and applied against future capital gains. Such capital loss carryforward expire in 2016.

The Fund applies Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. FAS 157 also establishes a framework for measuring fair value and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by the FAS 157 fair value hierarchy levels as of August 31, 2009:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed & Mortgage-Backed Securities	$-	$281,487	$-	$281,487
Common Stock	12,582,043	9,027,459	206,090	21,815,592
Corporate Debt	-	11,775,759	59,651	11,835,410
Foreign Debt	-	6,120,691	510,509	6,631,200
Investment Companies	24,410	-	-	24,410
Short-Term	-	1,898,005	-	1,898,005
Securities Lending Collateral	1,756,733	1,533,555	8	3,290,296
Other	-	18,246	5,000	23,246
Total Securities	$14,363,186	$30,655,202	$781,258	$45,799,646
Derivatives	$-	$(64,915)	$-	$(64,915)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

				Securities
		Corporate	Foreign	Lending
	Common Stock	Debt	Debt	Collateral	Other	Total
Balance as of 11/30/08	$1	$112,746	$299,185	$6,406	$149,157	$567,495
Net purchases, sales, and settlements	(78,005)	(148,757)	369,854	-	(142,020)	1,072
Net realized gain (loss)	-	18,821	(15,014)	-	(124,689)	(120,882)
Net transfers in and/or out of Level 3	317,357	-	(214,454)	-	-	102,903
Net change in unrealized
appreciation/depreciation	(33,263)	76,841	70,938	(6,398)	122,552	230,670
Balance as of 8/31/09	$206,090	$59,651	$510,509	$8	$5,000	$781,258

Net change in unrealized
appreciation/depreciation from
investments still held as of 8/31/09	$(33,263)	$980	$28,508	$(6,398)	$(24,871)	$(35,044)

3. Line of Credit
For the period ended August 31, 2009 the Fund borrowed money pursuant to a $25,000,000 Credit Agreement with The Bank of New York Mellon (BNY Mellon) that expires on November 30, 2009. Depending on the market conditions, the amount borrowed by the Fund pursuant to the Credit Agreement may be reduced or possibly increased in the future.

At August 31, 2009, the par value of loans outstanding was $10,725,000 at a variable interest rate of 1.04%. During the period ended August 31, 2009, the average daily balance of loans outstanding was $10,725,000 at a weighted average interest rate of approximately 1.07%. Interest on borrowings is based on a variable short-term rate plus an applicable margin. The commitment fee is computed at a rate of 0.10% per annum on the unused balance. The loan is collateralized by the Fund’s portfolio.

4. Derivatives
The Fund applies Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swap Contracts – The Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for future or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the period ended August 31, 2009, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. For the period ended August 31, 2009, the Fund did not enter into any CDS contracts as a seller of protection.

CDS may involve greater risks than if the Fund had invested in the referenced obligation directly. CDSs are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts.

5. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the Mellon GSL DBT II Collateral Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may invest in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group (S&P) or Moody’s Investors Service, Inc. (Moody’s) or repurchase agreements collateralized by such securities. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. At August 31, 2009, the Collective Trust held only cash and assets with a maturity of one business day or less (Cash/Overnight Assets). The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Collective Trust other than the Cash/Overnight Assets to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the collateral investment pool. The Fund's exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At August 31, 2009, the value of securities on loan was $3,286,744, for which the Fund received collateral, comprised of non-cash collateral valued at $21,500, and cash collateral of $3,391,921. Investments purchased with cash collateral are presented on the schedule of investments under the caption “Securities Lending Collateral.”

6. Credit and Market Risk
The Fund borrows through its line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s net asset value could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to the leverage.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody’s. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the period ended August 31, 2009. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to Delaware Management Company (DMC), a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

7. Sale of Delaware Investments to Macquarie Group
On August 18, 2009, Lincoln National Corporation and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, Delaware Distributors, L.P. (DDLP), and Delaware Service Company (DSC), will be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). Upon completion of the Transaction, DMC, DDLP and DSC will be wholly-owned subsidiaries of Macquarie.

The Transaction will result in a change of control of DMC which, in turn, will cause the termination of the investment advisory agreement between DMC and the Fund. As a result, a Special Meeting of Shareholders (Meeting) of the Fund will be scheduled for the purpose of asking shareholders to approve a new investment advisory agreement between DMC and the Fund (New Agreement). If approved by shareholders, the New Agreement will take effect upon the closing of the Transaction, which is currently anticipated to occur in the fourth quarter of 2009. Shareholders of the Fund will receive proxy materials including more detailed information about the Meeting, the Transaction and the proposed New Agreement.

8. Subsequent Events
Effective August 31, 2009, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165, Subsequent Events (FAS 165). In accordance with FAS 165, management has evaluated whether any events or transactions occurred subsequent to August 31, 2009 through October 25, 2009, the date of issuance of the Fund’s schedule of portfolio holdings, and determined that there were no material events or transactions other than those already disclosed that would require recognition or disclosure in the Fund’s schedule of portfolio holdings.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: